UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2024
SILICON LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 416-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 2.02. Results of Operations and Financial Condition
On November 4, 2024, Silicon Laboratories Inc. (“Silicon Laboratories”) issued a press release announcing its results of operations for its fiscal quarter ended September 28, 2024. A copy of the press release is attached as Exhibit 99 to this report.
Item 9.01. Financial Statements and Exhibits
(d)Exhibits.

99	Press Release of Silicon Laboratories Inc. dated November 4, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
Use of Non-GAAP Financial Information
From time to time, Silicon Laboratories provides certain non-GAAP financial measures as additional information relating to its operating results. The non-GAAP financial measurements provided in the press release furnished herewith do not replace the presentation of Silicon Laboratories’ GAAP financial results. These additional measurements merely provide supplemental information to assist investors in analyzing Silicon Laboratories’ financial position and results of operations; however, these measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies.
Non-GAAP financial measures used by Silicon Laboratories include non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense and non-GAAP research and development expense as a percentage of revenue, non-GAAP selling, general and administrative expense and non-GAAP selling, general and administrative as a percentage of revenue, non-GAAP operating expenses and non-GAAP operating expenses as a percentage of revenue, non-GAAP operating income (loss) and non-GAAP operating income (loss) as a percentage of revenue, non-GAAP income (loss) before income taxes and equity-method earnings (loss), non-GAAP tax expense, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. Silicon Laboratories has chosen to provide this information to investors because it believes that such supplemental information enables them to perform meaningful comparisons of past, present and future operating results, and as a means to highlight the results of core ongoing operations.
Non-GAAP financial measures are adjusted by the following items:
•Stock compensation expense – represents charges for employee stock awards issued under Silicon Laboratories’ stock-based compensation plans. Stock compensation expense is excluded from non-GAAP financial measures because it is a non-cash expense, and excluding such expense provides meaningful supplemental information regarding core ongoing operations.
•Intangible asset amortization – primarily represents charges for the amortization of intangibles assets, such as core and developed technology, customer relationships and trademarks acquired in connection with business combinations. Intangible asset amortization is excluded from non-GAAP financial measures because it is a non-cash expense, and excluding such expense provides meaningful supplemental information regarding core ongoing operations.
•Acquisition and disposition related items – primarily including the following: charges for the fair value write-up associated with inventory acquired; adjustments to the fair value of acquisition-related contingent consideration; and acquisition-related costs of a business combination or disposition-related costs of a business divestiture, such as costs for attorneys, investment bankers, accountants and other third party service providers. Acquisition and disposition related items are excluded from non-GAAP financial measures because excluding such amounts provides meaningful supplemental information regarding core ongoing operations.
•Termination costs, impairments, and fair value and other adjustments – primarily include costs associated with certain employee terminations, asset impairments, fair value adjustments resulting from observable price changes and other non-cash adjustments. Termination costs, impairments, and fair value and other adjustments are excluded from non-GAAP financial measures because excluding such amounts provides meaningful supplemental information regarding core ongoing operations.

•Equity-method investment adjustments – primarily include the proportionate share of gains and/or losses from investments accounted for by the equity method of accounting. Equity-method investment adjustments are excluded from non-GAAP financial measures because these generally are non-cash, represent non-operating activity during the period of adjustment, relate to activity in entities outside of the operational control of Silicon Laboratories, and excluding such expense/gain provides meaningful supplemental information regarding core operations.
•Interest expense adjustments – represents losses or gains on the extinguishment of convertible debt and losses or gains on the termination of interest rate swap agreements. Such amounts are excluded from non-GAAP financial measures because they are non-cash expenses and/or excluding such amounts provides meaningful supplemental information regarding core ongoing operations.
•Income tax adjustments – effective from the first quarter of 2024, represents the application of a long-term non-GAAP tax rate of 20% to non-GAAP income before income taxes. The non-GAAP tax rate is determined based on a multi-year forecast that takes into consideration the following: the current and deferred income tax effects of the above non-GAAP adjustments; other indirect impacts of excluding stock-based compensation; and the income tax impact of certain intercompany license arrangements for technology acquired in business combinations. This non-GAAP tax rate also considers factors such as tax structure, tax positions in various jurisdictions, and key legislation in significant jurisdictions where Silicon Laboratories operates. This non-GAAP tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in geographic earnings mix, changes to strategy or business operations, or corporate organizational changes related to acquisitions or tax planning opportunities.
Pursuant to the requirements of Regulation G, Silicon Laboratories has provided in the press release furnished with this report a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained therein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Silicon Laboratories, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

November 4, 2024	/s/ Dean Butler
Date	Dean Butler
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)